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                                                                    EXHIBIT 23.8

                  CONSENT OF INDEPENDENT PETROLEUM CONSULTANTS

         Calhoun, Blair & Associates does hereby consent to the use of its reports relating to the proved oil and gas reserves of Dorchester Hugoton, Ltd. and to the reference to the firm as an expert in the Form S-4 registration statement being filed by Dorchester Minerals, L.P.

                                        CALHOUN, BLAIR & ASSOCIATES

                                           /s/ Robert G. Blair
Dallas, Texas

May 3, 2002